United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2011

SHUFFLE MASTER, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation or Organization)	0-20820 (Commission File Number)	41-1448495 (IRS Employer Identification No.)

1106 Palms Airport Drive Las Vegas, Nevada (Address of Principal Executive Offices)	89119-3720 (Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2011, the Board of Directors (the "Board") of Shuffle Master, Inc. (the "Company") appointed Michael Gavin Isaacs as a member of the Board.  With the addition of Mr. Isaacs, the Board will consist of eight members.  The appointment was made pursuant to the previously disclosed employment agreement between Mr. Isaacs and the Company dated March 16, 2011 (the "Agreement"), which provided for Mr. Isaacs' appointment to the Board no later than the first Board meeting after April 1, 2011.  As of the date hereof, Mr. Isaacs is not expected to be named to any committee of the Board.

Other than the Agreement (the description of which is incorporated herein by reference from the Form 8-K filed by the Company on March 22, 2011), Mr. Isaacs does not have any direct or indirect material interest in any transaction, or proposed transaction, to which the Company was or is to be a party.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 4, 2011, the Board approved amended and restated bylaws (the "Bylaws") of the Company, to be effective immediately.  The Bylaws were adopted to address certain requirements under the Company's previously disclosed shareholder derivative litigation settlement and to make certain other changes.  Specifically, (i) Section 3.02 was amended to increase the minimum number of Directors from three to five, (ii) Sections 5.01, 5.03 and 5.10 were amended to require that the role of Chief Executive Officer ("CEO") and Chairman of the Board  (the "Chairman") be separated and that the Chairman be an independent Director, (iii) Sections 2.09 and 5.10 were amended to clarify that the Chairman, or another person designated by the Chairman, presides at meetings of the shareholders and (iv) Section 5.01, with amendments to conform other related Sections, was amended to provide that the officers of the Company shall consist, at a minimum, of a CEO and Chief Financial Officer, with other officers appointed at the discretion of the CEO and the Board.

The summary of changes to the Bylaws set forth above is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached to this Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Amended and Restated Bylaws of Shuffle Master, Inc.

Exhibit 3.2	Redline version of Amended and Restated Bylaws of Shuffle Master, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Shuffle Master, Inc.

Date: April 7, 2011	/S/ MICHAEL GAVIN ISAACS
Michael Gavin Isaacs
Chief Executive Officer